UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 17, 2022

Qumu Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. 4th Street, Suite 401-412
Minneapolis, MN	55415
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	QUMU	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934.☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 2 through 4 and 6 through 8 are not applicable and therefore omitted.

Item 1.01	Entry Into a Material Definitive Agreement.

On December 17, 2022, Qumu Corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Enghouse Interactive, Inc., a Delaware corporation (“Parent”) and Cosmos Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Parent, providing for the acquisition of the Company by Parent in an all-cash transaction, consisting of a tender offer (the “Offer”) for all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), followed by a subsequent merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent is a subsidiary of Enghouse Systems Limited (TSX: ENGH), a Canadian based software and services company founded in 1984 that serves a number of distinct vertical markets through its two business segments, each developing and selling enterprise-oriented applications software.

On December 19, 2022, the Company and Parent issued a joint press release announcing entry into the Merger Agreement. The full text of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company’s board of directors has unanimously (i) determined that the Offer, the Merger and the other transactions contemplated by the Merger Agreement, are fair to and in the best interests of the Company and its shareholders, (ii) approved the Merger Agreement and the Offer, the Merger and the other transactions contemplated by the Merger Agreement and declared it advisable that the Company enter into the Merger Agreement and consummate the transactions contemplated thereby, and (iii) resolved, subject to the terms and conditions of the Merger Agreement, that the Company’s shareholders tender their shares of Common Stock in the Offer.

Merger Agreement

The Merger Agreement provides that Parent will cause Merger Sub to commence, as promptly as practicable, but in no event later than 10 business days after the initial public announcement of the execution of the Merger Agreement, the Offer for all of the Company’s outstanding shares of Common Stock at a purchase price of $0.90 per share in cash (the “Offer Price”), without interest, and subject to any required withholding taxes.

Subject to the terms and conditions of the Merger Agreement, the Offer will initially remain open for 20 business days from the date of commencement of the Offer. If, at the scheduled expiration time of the Offer, any of the conditions to the Offer have not been satisfied or waived, then Merger Sub will extend the Offer for one or more consecutive increments of at least 5 and up to 10 business days to permit the satisfaction of all Offer conditions, except that if the sole remaining unsatisfied Offer condition is the Minimum Condition (as defined below), Merger Sub will not be required to extend the Offer for more than one such additional increment, but may elect to do so in its sole discretion. In any event, Merger Sub will not be required to extend the Offer to a date later than March 24, 2023.

The obligation of Merger Sub to purchase shares of Common Stock tendered in the Offer is subject to customary closing conditions, including (1) shares of Common Stock having been validly tendered (and not validly withdrawn) prior to the expiration of the Offer that represent, together with the shares of Common Stock then owned by Merger Sub, at least a majority of the then issued and outstanding shares of Common Stock (the “Minimum Condition”), (2) the absence of any law, injunction, judgment or other legal restraint that prohibits, or any instituted and pending legal proceeding by any governmental authority challenging or seeking to make illegal, delay materially or otherwise enjoin or prohibit, the consummation of the Offer or the Merger, (3) the accuracy of the Company’s representations and warranties contained in the Merger Agreement (generally subject to qualifications as to materiality), (4) the Company’s performance of its obligations under the Merger Agreement in all material respects, (5) the absence, since the date of the Merger Agreement, of any effect, change, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the Company or its ability to consummate the Merger, and (6) the Merger Agreement not having been terminated in accordance with its terms.

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Subject to the terms and conditions of the Merger Agreement, the Merger will be effected pursuant to the procedure provided for by the Minnesota Business Corporation Act (“MBCA”) without a meeting or vote of the Company’s shareholders. The Merger will be effected as soon as practicable following the acceptance of shares representing at least the Minimum Condition validly tendered and not validly withdrawn pursuant to the Offer (the “Offer Acceptance Time”).

At the effective time of the Merger (the “Effective Time”), each share of Common Stock issued and outstanding immediately before the Effective Time (other than shares (1) owned by the Company as treasury stock, (2) owned by Merger Sub, including any shares irrevocably accepted for purchase by Merger Sub in the Offer or (3) owned by any shareholder who is entitled to demand and properly demands the appraisal of such shares in accordance with, and in compliance in all respects with, the MBCA) will be automatically cancelled and converted into the right to receive the Offer Price (the “Merger Consideration”), without interest and subject to any required withholding taxes.

In addition, at the Effective Time:

●	each outstanding Company stock option, whether or not then exercisable or vested, will be canceled and converted into the right to receive an amount in cash, without interest and subject to any required withholding taxes, equal to the excess, if any, of the Merger Consideration over the per share exercise price applicable to such Company stock option, multiplied by the total number of shares subject to such Company stock option,

●	each outstanding award of restricted stock, restricted stock units and the earned portion of each performance stock unit award will be vested as of immediately before the Effective Time and will be canceled and converted into the right to receive an amount in cash, without interest and subject to any required withholding taxes, equal to the Merger Consideration, multiplied by the number of shares of Common Stock subject to such award, and

●	the unearned portion of each outstanding performance stock unit award, including the portion of each outstanding performance stock unit award relating to a 2023 performance period, will be canceled.

The Merger Agreement contains representations, warranties, and covenants of the parties customary for a transaction of this nature, including an agreement that the parties will use reasonable best efforts to cause the Offer and the Merger to be consummated. The Company has also agreed (1) to operate its business in the ordinary course consistent with past practice in all material respects, (2) to certain other restrictions on its operations, as set forth more fully in the Merger Agreement and (3) not to solicit other proposals to acquire the Company or to participate in discussions or provide information in connection with other proposals to acquire the Company, subject to certain exceptions to permit the Board to comply with its fiduciary obligations.

Prior to the Offer Acceptance Time, the Board may (1) terminate the Merger Agreement to enter into an agreement with respect to a Superior Proposal (as defined in the Merger Agreement), or (2) change its recommendation that the Company’s shareholders accept the Offer and tender their Shares in the Offer in connection with an Intervening Event (as defined in the Merger Agreement), in each case subject to compliance with notice and other specified conditions, including giving Parent the opportunity to propose revisions to the terms of the Merger Agreement, and in the case of termination, upon payment of the termination fee discussed below.

The Merger Agreement contains certain termination rights for the Company and Parent. If the Merger Agreement is terminated because the Offer has expired at a time when the Minimum Condition has not been satisfied, the Company will be obligated to pay Parent $200,000 as expense reimbursement. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $800,000 and may also be required to pay the expense reimbursement amount.

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The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (1) have been made only for purposes of the Merger Agreement, (2) have been qualified by (a) matters specifically disclosed in certain reports filed by the Company with the Securities and Exchange Commission (the “SEC”) prior to the date of the Merger Agreement (subject to certain exceptions) and (b) confidential disclosures made to Parent and Merger Sub in the disclosure schedule delivered in connection with the Merger Agreement, (3) are subject to various materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors, (4) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (5) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. In addition, any such confidential disclosures contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the tender offer statement, solicitation/recommendation statement and other Offer documents that will be filed by Parent, Merger Sub and the Company, as applicable.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Tender and Support Agreement

In connection with the Offer and Merger, and concurrently with the execution of the Merger Agreement, Parent and Merger Sub entered into a Tender and Support Agreement (the “Support Agreement”) with the Company’s directors and executive officers and Harbert Discovery Fund, LP (each, a “Supporting Shareholder”). Pursuant to the Support Agreement, the Supporting Shareholders have agreed to tender shares of Common Stock held by them in the Offer and to otherwise support the transactions contemplated by the Merger Agreement. As of December 16, 2022, the Supporting Shareholders own in aggregate 2,327,322 shares of Common Stock, representing approximately 13.0% of the 17,932,806 shares of Common Stock issued and outstanding as of December 16, 2022.

The Support Agreement terminates upon the occurrence of certain circumstances, including in the event that the Merger Agreement is terminated in accordance with its terms.

The foregoing description of the Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Support Agreement, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Additional Information and Where to Find It

The tender offer for the outstanding shares of Common Stock of the Company referenced in this Current Report on Form 8-K has not yet commenced. This report is for informational purposes only, is not a recommendation and is neither an offer to purchase nor a solicitation of an offer to sell shares of Common Stock of the Company or any other securities. At the time the tender offer is commenced, Parent and Merger Sub will file with the U.S. Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9.

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Shareholders of the Company are advised to read the Schedule TO (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement on Schedule 14D-9, as each may be amended or supplemented from time to time, and any other relevant documents filed with the SEC when they become available, before making any decision with respect to the Offer because these documents will contain important information about the proposed transactions and the parties thereto.

The Company’s shareholders and other investors can obtain the Tender Offer Statement and the Solicitation/Recommendation Statement, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available), for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the parties also will be available free of charge on the Company’s Investor Relations website at https://ir.qumu.com or by e-mail at QUMU@gatewayir.com.

Cautionary Notice Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” relating to the acquisition of the Company by Parent. Such forward-looking statements include, but are not limited to, the ability of the Company and Parent to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timing for completing the transaction, the potential effects of the acquisition on both Parent and the Company, and the possibility of any termination of the Merger Agreement. In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. These words are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements.

Forward-looking statements are based on management’s current expectations, beliefs, estimates, projections, and assumptions. As such, forward-looking statements are not guarantees of future performance and involve inherent risks and uncertainties that are difficult to predict. As a result, actual future results and trends may differ materially from what is forecast in forward-looking statements. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the Offer; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the Offer may not be satisfied or waived; (v) the possibility that prior to the completion of the proposed transaction, the Company’s business may experience significant disruptions due to transaction-related uncertainty; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a termination fee or expense fee; (vii) the risk that the announcement and pendency of the transactions may make it more difficult for the Company to establish or maintain relationships with employees, channel partners, customers and other business partners, and the potential impact of the announcement and the pendency of the transactions on the Company’s operating results and business generally; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (ix) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the Schedule TO, Schedule 14D-9 and other Offer documents that will be filed by Parent, Merger Sub and the Company, as applicable. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The information contained in this Form 8-K is provided only as of the date hereof, and Qumu does not undertake any obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 17, 2022, the Board of Directors of the Company adopted amendments to the Amended and Restated Bylaws of the Company to add a new Article XII entitled “Exclusive Forum”. The new Article XII provides that, unless the Company consents in writing to the selection of an alternative forum, Minnesota state and federal courts will be the exclusive forum for certain specified corporate law-based suits involving the Company.

The foregoing description of the amendments to the Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, a copy of the amendments effective December 17, 2022 which are attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of December 17, 2022 by and among Enghouse Interactive, Inc., Cosmos Merger Sub, Inc., and Qumu Corporation.
3.1	Amendments effective December 17, 2022 to Amended and Restated Bylaws of Qumu Corporation.
99.1	Joint Press Release Issued December 19, 2022 by Qumu Corporation and Enghouse Interactive, Inc.
99.2	Tender and Support Agreement dated as of December 17, 2022 by and among Enghouse Interactive, Inc., Cosmos Merger Sub, Inc. and each of the persons set forth on Schedule A thereto.
104.1	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ Rose Bentley
Rose Bentley
Chief Executive Officer

Date: December 19, 2022

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